SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2009
CELANESE CORPORATION
(Exact Name of Registrant as specified in its charter)

DELAWARE	001-32410	98-0420726

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1601 West LBJ Freeway, Dallas, Texas 75234-6034

(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 443-4000
Not Applicable
(Former name or former address, if changed since last report):
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On May 11, 2009, as previously announced, Celanese Corporation (the “Company”) will present its strategy to drive productivity, growth and shareholder value at its investor conference at 1:00 p.m. Eastern time in New York City. The conference, hosted by David Weidman, chairman and chief executive officer, will be webcast live on www.celanese.com.
     The Company issued a related press release in advance of the conference announcing that it has increased its sustainable cost savings estimates to approximately $250 million by 2010, compared with its previously announced estimates of between $100 million and $120 million. The Company announced that it plans to invest between $250 million and $270 million in 2009 and 2010 in high-return productivity projects in order to generate the savings that it has identified. The Company also announced that it plans to double the current capacity of 600,000 tons at its Nanjing facility to 1.2 million tons by the end of 2009. A complete copy of the related press release is attached hereto as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.
     A complete copy of the slide presentation that will be referred to during the investor conference is attached hereto as Exhibit 99.2 and is incorporated herein solely for purposes of this Item 7.01 disclosure. The slide presentation is also posted on the Investor page of the Company’s website at www.celanese.com.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit Number	Description

99.1	Press Release dated May 11, 2009*

99.2	Slide Presentation related to the presentation given by Celanese Corporation at its Investor Conference on May 11, 2009 in New York.*

*	In connection with the disclosure set forth in Item 7.01, the information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By	/s/ Robert L. Villaseñor
	Name:	Robert L. Villaseñor
	Title:	Associate General Counsel and Assistant Secretary

Date: May 11, 2009

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated May 11, 2009*

99.2	Slide Presentation related to the presentation given by Celanese Corporation at its Investor Conference on May 11, 2009 in New York*

*	In connection with the disclosure set forth in Item 7.01, the information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.